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                                                                    EXHIBIT 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, John D. Correnti, Chief Executive Officer of Birmingham Steel Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

            The Annual Report on Form 10-K for the year ended June 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  /s/ John D. Correnti
                  ----------------------------
                  John D. Correnti
                  Chairman of the Board,
                  Chief Executive Officer


                  Dated: October 14, 2002